EXHIBIT 1

JOINT FILING AGREEMENT

In accordance with Rule 13d−1(k)(l) under the Securities Exchange Act of 1934, as amended, each of the undersigned hereby agrees to the joint filing, along with all other such undersigned, on behalf of the Reporting Persons (as defined in the joint filing), of a statement on Schedule 13D (including amendments thereto) with respect to the ordinary shares, par value $0.0001, of the Issuer (as defined in the attached Schedule 13D), and agrees that this agreement be included as an Exhibit to such joint filing.  This agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, each of the undersigned has executed this Joint Filing Agreement as of this 17th day of June, 2013.

China Everbright Limited

By:	/s/ Tang Chi Chun, Richard
Name: Tang Chi Chun, Richard
Title: Authorized Signatory

China Everbright Investment Management Limited

By:	/s/ Ip Kun Wan
Name: Ip Kun Wan
Title: Authorized Signatory

Windsor Venture Limited

By:	/s/ Tang Chi Chun, Richard
Name: Tang Chi Chun, Richard
Title: Authorized Signatory

Forebright Partners Limited

By:	/s/ Ip Kun Wan
Name: Ip Kun Wan
Title: Authorized Signatory

CSOF III GP Limited

By:	/s/ Ip Kun Wan
Name: Ip Kun Wan
Title: Authorized Signatory

Signature page

Forebright Advisors Limited

By:	/s/ Ip Kun Wan
Name: Ip Kun Wan
Title: Authorized Signatory

China Special Opportunities Fund III, L.P.
By CSOF III GP Limited, its general partner

By:	/s/ Ip Kun Wan
Name: Ip Kun Wan
Title: Authorized Signatory

Accurate Global Limited

By:	/s/ Ip Kun Wan
Name: Ip Kun Wan
Title: Authorized Signatory

Advanced Orient Limited

By:	/s/ Tang Chi Chun, Richard
Name: Tang Chi Chun, Richard
Title: Authorized Signatory

China Everbright GP Limited

By:	/s/ Ip Kun Wan
Name: Ip Kun Wan
Title: Authorized Signatory

China Forebright Investment Management Limited

By:	/s/ Ip Kun Wan
Name: Ip Kun Wan
Title: Authorized Signatory

Signature page

China Special Opportunities Fund, L.P.
By China Everbright GP Limited, its general partner

By:	/s/ Ip Kun Wan
Name: Ip Kun Wan
Title: Authorized Signatory

CSOF Technology Investments Limited

By:	/s/ Ip Kun Wan
Name: Ip Kun Wan
Title: Authorized Signatory

Signature page